UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:    November 14, 2013

(Date of earliest event reported)

Constellation Energy Partners LLC
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1801 Main, Street, Suite 1300 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

(832)  308-3700

(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Action (17CFR240.14D-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition

On November 14, 2013, Constellation Energy Partners LLC (the Company) issued a press release announcing its financial results for the quarter ended September 30, 2013.  The Company will hold a webcast conference call to discuss those results on November 15, 2013.  A copy of the press release is furnished as a part of this Current Report on Form 8-K as Exhibit 99.1 but is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.  The webcast conference call will be available for replay on the Company’s website at www.constellationenergypartners.com.

Item 9.01 – Financial Statements and Exhibits

 (d)Exhibits:

Exhibit Number	Description
99.1	Press Release dated November 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONSTELLATION ENERGY PARTNERS LLC

Date: November 14, 2013	By:	/s/ Charles C. Ward
Charles C. Ward
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 14, 2013